UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 9, 2015 (September 4, 2015)

LRR Energy, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35344	90-0708431
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Heritage Plaza

1111 Bagby Street, Suite 4600

Houston, Texas 77002

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (713) 292-9510

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2015, Dawn K. Smajstrla, Vice President, Controller and Chief Accounting Officer of LRE GP, LLC, the general partner (the “General Partner”) of LRR Energy, L.P. (the “Partnership”), notified the General Partner that she intends to resign from her position as Vice President, Controller and Chief Accounting Officer effective September 11, 2015 to pursue another professional opportunity.  Ms. Smajstrla’s decision to resign was not the result of any disagreement with the Partnership or any of its affiliates on any matter relating to the Partnership’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LRR ENERGY, L.P.

	By:	LRE GP, LLC,
its general partner

Date: September 9, 2015	By:	/s/ Jaime R. Casas
	Name:	Jaime R. Casas
	Title:	Vice President and Chief Financial Officer